Exhibit 99.1

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
          PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, John B. Hess, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Amerada Hess Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - Annual Report on Form 10-K filed with the Commission for the period ended December 31, 2001 of Amerada Hess Corporation;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Amerada Hess Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


/s/  John B. Hess
---------------------------
John B. Hess
August 8, 2002                          Subscribed and sworn to before me
                                        this 8th day of August 2002.

                                        /s/Ronda Peters
                                        ----------------------------------
                                        Notary Public
                                        My Commission Expires: September 5, 2005